Exhibit 99.1

IDEAS. UN CONTAINED. Investor Presentation August 2021

2 Safe Harbor This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended . Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward - looking statements . The statements contained in this report that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . While we believe these forward - looking statements are reasonable, undue reliance should not be placed on any such forward - looking statements, which are based on information available to us on the date of this presentation . These forward - looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from current expectations include, among others, our ability to complete our projects within the commercial and residential verticals as scheduled, our ability to construct, deliver and deploy our D - Tec mobile laboratories as planned, our ability to position the Company for future profitability, our ability to maintain compliance with the NASDAQ listing requirements, and the other factors discussed in our Annual Report on Form 10 - K for the year ended December 31 , 2020 and our subsequent filings with the SEC, including subsequent periodic reports on Forms 10 - Q and 8 - K . The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward - looking statements contained in this release on account of new information, future events, or otherwise, except as required by law .

3 Investor Highlights: Significant Revenue Increases 3 Year Q1 Q2 Q3 Q4 Total Change from Prior Year 2019 $1.7 mm $728,000 $185,000 $337,000 $3.0 mm N/A 2020 $199,000 $629,000 $575,000 $7.4 mm $8.8 mm $5.8 mm 2021 $9.2 mm $11.9 mm TBD TBD $21.0 mm $12.2 mm

4 Investor Highlights 4 • Commercial • Development • Hospitality • Manufacturing • Medical • Residential Operating Large Verticals • Design services • Development fees • Income from asset lease and sale • Manufacturing revenue • Commercial sales revenue Diversified Revenue Base $21 Million Revenue for H1 2021 $220 - $250 Million Pipeline Significant New Business Pipeline Capitalized to Execute on Contracts Strong Balance Sheet SG Echo Provides Significant Opportunity to Control Costs and Capture Revenue from Manufacturing. We are now an End to End Solution Vertically Integrated Rapid Deployment of Durable Facilities that are Climate Resistant and Generate a Fraction of the Carbon Footprint. Recycled shipping containers approved by ICC “Safe” and “Green”

5 5 • In Q2 we saw a record revenue of $11.9 mm, with Q1 recorded at $9.2 mm, producing a record of $21 mm for the first half of the year • Q2 2021 vs. Q2 2020 represents a 1,785% increase • YTD 2021 vs. YTD 2020 represents a 2,442% increase • We recorded our highest gross margin on sale in our history • SGB Development projects have had major closings: • Closing 1,286 acres in Cumberland, GA (minority interest) • Monticello Mews groundbreaking • Acquired 50+ acres Lago Vista site, outside of greater Austin TX area • Acquired Norman Berry site of 7 acres in Atlanta GA area (minority interest) Q2 Highlights

6 WE REPURPOSE SHIPPING CONTAINERS INTO ICONIC STRUCTURES

7 Modular Construction Is… EFFICIENT. Fast. Green. ▪ Containers are strong , resilient, maritime - grade structures ▪ Engineered to self - center and lock into place when stacked ▪ At maximum weight containers can be stacked 9 stories high ▪ Builders save time and money and deliver a structure Faster to an end - user ▪ Containers are already "squared" which eliminates significant time in the construction process ▪ Repurposed containers greatly offset ground - up development’s carbon footprint, reducing resource use ▪ Millions of unused shipping containers in the world that can be effectively recycled 7

8 8 ARCHITECTURE & ENGINEERING SITE WORK CONTAINER MODIFI C A TIONS MODULAR FINISHING WORK TRANSPORT TO SITE IN S T AL L A TION COMPLETED PROJECT • CSC requirements for 5 0,000 pound capacity that can withstand lateral forces that exceed CA seismic standards and Miami Dade hurricane codes • Made from heavy gauge Core - Ten steel construction with plywood subflooring CONTAINER FACTS Modular Construction Lower Cost – More Efficient – Faster to Deploy – Environmentally Friendly

9 9 • Currently own and operate SG ECHO in Durant, OK, which allows us internal means of control on production • Current manufacturing pipeline is in excess of $220 - $250 mm and driven by large commercial clients and SGB Development Corp. • Negotiating to lease or acquire second factory • We continue to look for additional manufacturing capacity that can meet our growing pipeline SG Echo Provides Control of Manufacturing Drives enhanced efficiency and significant manufacturing revenue

10 10 Healthcare Vertical Providing Fast and Efficient Delivery of Needed Space Solutions ACCOMPLISHMENTS • Through subsidiary Clarity Mobile Ventures, SG Blocks has delivered COVID - 19 testing at LAX Airport since November 2020 • Seamlessly integrated a variety of tests, travel requirements, and HIPAA protected IT services for large airlines • Established testing sites in Detroit and Chicago • Actively working on COVID - 19, flu, and other in - demand diagnostic tests on a permanent basis • Successfully delivered COVID - 19 testing in Miami, Florida for the South Beach Wine & Food Festival • Currently looking at additional diagnostic testing sites

11 11 Commercial Vertical Meeting the needs of industry leaders in the commercial space ACCOMPLISHMENTS • At this time, SG Blocks is in contract to provide the following: • MPA with ATCO, national office deployment • Delivered Moliving prototype and awaiting rollout order • Engaged with several clients in the ghost kitchen space • Currently finishing several legacy projects, including a military project and hospitality project in the Florida Everglades

12 12 Demand for housing is surging, driven by millennial household formation, low interest rates, the need for more space in a work - from - home environment, and continued economic improvement with the ongoing COVID - 19 vaccine rollout *Availability is Limited. Unsold inventory sits at an all - time low of 1.9 - month supply at the current sales pace *Prices are Rising. Average purchase prices rose 13.2% in 2020, driven by a strong pace of home sales and tight housing inventory *Monticello Mews was formally under our residential licensing agreement, SG Blocks has a carried interest *As of 2021; https:// www.nar.realtor /blogs/economists - outlook/inventory - and - months - supply SGB DevCorp Housing is at the Epicenter of a “Perfect Storm” 12

13 SGB Development Corporation was formed to develop, co - develop, design, build and finance single family and multifamily homes, for purchase or rent, in the United States. • Large pipeline of opportunities • Partners with highly experienced development and financial partners • Targeting high - quality, moderately - priced housing, which is very scarce in most markets Our projects have many of the following characteristics: • Developed in Special Purpose Entities (SPE’s) to isolate liability • Land contributed as Equity • Secured financing to be utilized SGB DevCorp continued National Platform, Experienced Partners, & Recurring Revenue Streams Project Number of Units (estimated)* Square footage (estimated)* Amenities Monticello Mews 187 180,000 SF Clubhouse, gym, outdoor green spaces Norman Berry Village 138 125,000 SF Clubhouse, gym, outdoor green spaces Cumberland Inlet, St. Marys 1,280 1,238,000 SF Full - service marina and village, Eco - Tourism park Lago Vista, Austin TX 225 277,000 SF Health club, marina 13 **above is subject to approved plans

Innovation and “Disruption” Brings Efficiency Across Many Industries 14 Unique, efficient and creative solutions to solve “space” needs brings “disruption” to real estate design and construction, medical care, and lab services ▪ The modular use of shipping containers has broad use and applications in residential, commercial, medical, and education spaces ▪ Our structures are relocatable and can be expanded in - place, thus providing companies many more development options ▪ Enclosing equipment such as computer servers, solar panels or automated parking in containers allows projects to stack vertically and reduce the need for large land parcels ▪ Point of care diagnostic testing allows people in hot - zones, in underserved and rural communities to access life sustaining best - in - class tests in our CLIA Labs Innovative Business Model Infrastructure Lodging Communications Software Transportation Data / Storage Real Estate

15 Targeting Large Verticals for Sustainable Growth Actively pursuing a large number of new opportunities in existing and new markets $79.9B (1) Market Opportunity $85.4B (2) Market Opportunity Commercial Construction Global Modular Construction POC Diagnostic Market by 2027 Established base of business in key vertical markets… 1. Value of U.S. commercial construction 2020 | Statista: $79.9 billion in 2020 2. The global modular construction market size is projected to grow from USD 85.4 billion in 2020 to USD 107.9 billion by 2025, at a Compound Annual Growth Rate (CAGR) of 5.7% ( prnewswire.com ): $85.4 billion in 2020 3. Point of care (POC) Diagnostics Market Size, Trends | Report 2028 ( fortunebusinessinsights.com ): $43.5 billion in 2021 4. Housing Lifts US Construction Spending to Nearly 5% 2020 Growth Over and 3% Nonresidential Pandemic Slide | For Construction Pros: December 2020 annualized = $607.6B $43.5B (3) Market Opportunity $607.6B (4) Market Opportunity Single Family Housing 15

16 16 • EQUITY • Common Shares Outstanding 8,822,489 • Restricted Stock Units (unvested) 496,173 • Options Outstanding 36,437 • Warrants Outstanding 126,890 • DEBT • $2M on Austin, subsequent after quarter end • CASH & EQUIVALENTS • Strong liquidity with Cash and Accounts Receivable (due in less than 30 days) at $6.3 mm as of 8/13 Balance Sheet and Capitalization, 6/30/2021 Zero debt and significant cash holdings provide flexibility and funding capacity

Environmental, Social and Governance (ESG) SG Blocks is delivering & remains committed to environmentally appropriate products and services that reduce waste, increase efficiency and reduce barriers that prevent working class & underserved populations from receiving best in class diagnostic testing ENVIRONMENTAL • Recycled Materials • LEED Certifiable • Modular Efficiency • Earthquake/Hurricane Resistant • Point of Care Diagnostic Testing SOCIAL • Low - cost homes • Low Carbon Footprint • Point of Care Medicine • Helps the sickest and most vulnerable • Early Detection saves lives GOVERNANCE • Tax transparency • Ethical business approach • No data sharing • No spam • Publicly Traded • Independent Board of Directors • Audit Committee • Compensation Committee • Nominating and Corporate Governance Committee 17

Management and Delivery Team 18 PAUL GALVIN, Chairman and Chief Executive Officer Since inception, Mr . Galvin has played a key role in the company’s growth and expansion . He brings over 25 years of experience developing and managing real estate, including residential condominiums, luxury sales and market rate and affordable rental projects . Prior to his involvement in real estate, he founded a non - profit organization that focused on public health, housing and child survival, where he served for over a decade in a leadership position . He is on the board of ToughBuilt Industries . STEVAN ARMSTRONG, Chief Technology Officer Mr . Armstrong, appointed as CTO in 2018 , was an original founder of SG Blocks . He served as President and COO of SGB and its predecessor entity from 2009 and as a director from 2007 . From 2003 – 2010 , he was a minority partner (owner) and Chief Construction Officer for Stratford Companies, a large senior housing development group . Prior to that, he was the EVP for Operations of Hospital Affiliates Development Corp . GERALD SHEERAN, Acting Chief Financial Officer Mr . Sheeran has served as the Controller since March of 2018 and brings extensive experience and expertise in areas of finance and accounting . Prior to joining the Company, he was a Senior Accounting Manager for Lucid Energy Group . Before his time at Lucid Energy Group, Mr . Sheeran worked for a number of different companies in connection with their accounting, reporting and financial operations . WILLIAM ROGERS, Chief Operating Officer Mr . Rogers has over 30 years of professional construction experience as lead superintendent . From April 2007 through December 2020 , Mr . Rogers acted as the Construction Superintendent at Plaza Construction Corp . based out of New York City . As part of his responsibilities, Mr . Rogers monitored costs including labor and material, project schedule and progress, and coordinated the sequence of construction details .

19 Thank You Let's talk about your ideas. ✆ (646) 240.4235 خ info@sgblocks.com 19